Exhibit 10.10

EXECUTION VERSION

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Third Amendment”), dated as of May 19, 2011 (the “Third Amendment Date”), between NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C. (formerly known as NEW MOUNTAIN GUARDIAN SPV FUNDING, L.L.C.), a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”).

WHEREAS, the Borrower, New Mountain Finance Holdings, L.L.C. (formerly known as New Mountain Guardian (Leveraged), L.L.C.), as collateral administrator, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are party to the Loan and Security Agreement, dated as of October 27, 2010 (as amended by the First Amendment to Loan and Security Agreement, dated as of December 13, 2010, and as further amended by the Second Amendment to Loan and Security Agreement, dated as of March 9, 2011, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower;

WHEREAS, the Borrower is the successor-by-merger to New Mountain Guardian Partners SPV Funding, L.L.C.;

WHEREAS, the Borrower has changed its name from “New Mountain Guardian SPV Funding, L.L.C.” to “New Mountain Finance SPV Funding, L.L.C.”; and

WHEREAS, the Borrower, the Administrative Agent and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.        Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendment to Loan and Security Agreement

SECTION 2.1.        Amendment. The Loan and Security Agreement shall be amended by deleting the name “New Mountain Guardian SPV Funding, L.L.C.” each place it appears therein and inserting in lieu thereof, “New Mountain Finance SPV Funding, L.L.C.”

ARTICLE III

Representations and Warranties

SECTION 3.1.        The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the Third Amendment Date, (i) no Default, Event of Default or Collateral Administrator Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.        This Third Amendment shall become effective as of the Third Amendment Date upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)           this Third Amendment shall have been duly executed by, and delivered to, the parties hereto;

(b)           the SPV Merger Date shall occur simultaneously with execution of this Third Amendment.

ARTICLE V

Miscellaneous

SECTION 5.1.        Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.        Severability Clause. In case any provision in this Third Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 5.3.        Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Third Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.        Counterparts. The parties hereto may sign one or more copies of this Third Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Third Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.        Headings. The headings of the Articles and Sections in this Third Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the Third Amendment Date.

NEW MOUNTAIN FINANCE SPV
FUNDING, L.L.C., as the Borrower

By:New Mountain Finance Holdings, L.L.C., its
managing member

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Loan and Security Agreement (Large)]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Allan Schmitt
	Name:	Allan Schmitt
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Jason Powers
	Name:	Jason Powers
	Title:	Director

[Signature Page to Third Amendment to Loan and Security Agreement (Large)]